Welcome to AMAG’s Analyst Day May 24, 2017

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, AMAG’s 2017 financial guidance, including forecasted GAAP and non-GAAP revenues, GAAP net income and operating income, non-GAAP adjusted EBITDA, and GAAP research and development; AMAG’s strategy for growth, including through acquisitions, its commercial platform, diversification, profitability and drug development; future growth drivers for Makena, including the launch of the Makena subcutaneous auto-injector, if approved, positive and negative influences, strategies for increasing market share, increasing the average dose per patient, holding net price stable and maintaining inventory levels; beliefs that the current Makena subcutaneous auto-injector formulation offers benefits to physicians and patients, including the potential for greater convenience, alternative administration, increased patient compliance and the competitiveness of pricing; patient and health care providers preferences to the Makena intramuscular option, launch of an AMAG owned/authorized generic for Makena, and benefits of product/formulation mix to patients and any related impacts on AMAG’s revenues; expectations regarding timing of the Makena subcutaneous auto-injector for an FDA decision on the sNDA and commercial launch, if approved; growth drivers for Cord Blood Registry (CBR), including AMAG’s market position, the steady cash flow and high margin recurring revenue business model, and marketing and communication strategies for patients and to leverage AMAG’s product portfolio; plans to differentiate CBR offerings and increase engagement and communications in the industry; growth drivers for Feraheme, including plans to grow in key segments, expectations that the size of the addressable market, if the broader indication is approved, would double, and the potential for synergies with AMAG’s sales force; establishment of Feraheme as the IV iron product of choice for adult IDA patients; expected timing for submission of the sNDA for the expanded Feraheme label (including expected timing for an FDA decision on the sNDA and commercial launch, if approved); the competitive landscape and breadth of the vulvar and vaginal atrophy markets and Intrarosa’s market potential; the potential benefits, safety and efficacy profile, and commercial opportunity of Intrarosa; drivers of pricing, including the low degree of payer management, broad access enjoyed by all therapies and patient assistance programs; expectations on timing of Intrarosa launch, including the full campaign and direct-to-consumer push; the expected timeline of bremelanotide, including the timing for the drug-drug interaction and safety pharmacology studies, NDA submission, subsequent FDA action and commercial launch; the competitive landscape and breadth of hypoactive sexual desire disorder (HSDD) market and bremelanotide’s market potential; AMAG’s strategy in preparation for the early 2019 launch of bremelanotide, including patient segmentation and market and brand development; AMAG’s capital allocation and expected debt payments; search and evaluation criteria for therapeutic areas; and the expected timing of initiation of the Velo Phase 2b/3a study and commercial launch, if approved, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and subsequent filings with the SEC. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

3 Cautionary Disclosure Regarding AMAG’s Long-Term Outlook Slides 14, 18, 19, 20 21, 27, 93, 135, 136, 137 and 139 contain forward-looking estimates of AMAG’s growth trajectory in revenue and EBITDA on a multi-year timeframe based on a strategy of increasing revenue diversification by leveraging its commercialization and drug-development capabilities. In addition to the risk factors and forward-looking statement disclosed above, these estimates involve risks and uncertainties related to: (i) AMAG’s plan to build a portfolio of novel products meeting unmet medical needs; (ii) an increased focus on durable assets; (iii) ongoing efforts to leverage clinical development capabilities against later-stage, lower-risk development opportunities; (iv) the need to dedicate cash-flow to the funding of AMAG’s evolving business model; (v) the uncertain commercial potential of therapeutic areas of interest; and (vi) external pricing/reimbursement. The purpose of these long-term revenue and EBITDA estimates is to illustrate AMAG’s current growth model based on current plans for the advancement of Intrarosa, bremelanotide, Feraheme, Makena, CBR and future portfolio expansion. These estimates include assumptions based on current circumstances with respect to, among other things, (A) design and execution of clinical studies, (B) anticipated timetables for regulatory filings and related reviews and potential approvals of products, (C) cost and timing for commercial launches, and (D) forecasted volumes and pricing. In addition, with respect to Makena and Feraheme, these estimates assume approval of the Makena subcutaneous auto-injector, approval of Feraheme for the broader IDA indication and does not take into consideration the outcome related to an ongoing patent infringement suit against Sandoz Inc. There can be no assurance that all or any of the assumptions and estimates built into our long-term models will prove correct, and we caution you not to place undue reliance on such statements and the overall progression of revenue for specific products, as the timing of regulatory approvals, clinical study results, commercial launch, volume and pricing may turn out to be significantly different from our current estimates. Such risks and uncertainties include, among others, risks identified in AMAG’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and subsequent filings with the SEC. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademark of AMAG Pharmaceuticals, Inc. MuGard® is a registered trademark of Abeona Therapeutics, Inc. Makena® is a registered trademark of AMAG Pharmaceuticals IP, Ltd. Cord Blood Registry® and CBR® are registered trademarks of CBR Systems, Inc. IntrarosaTM is a trademark of Endoceutics, Inc.

4 AMAG Executive Team Speakers Bill Heiden President and Chief Executive Officer Ted Myles Chief Financial Officer Nik Grund Chief Commercial Officer Julie Krop, MD Chief Medical Officer

5 1 Dr. Simon and Dr. Kagan were compensated for their time and participation in this event and periodically provide consulting services to AMAG. Guest Speakers Risa Kagan, MD, FACOG, CCD, NCMP1 • Clinical Professor in the Department of Obstetrics, Gynecology, and Reproductive Sciences, University of California, San Francisco • Practicing gynecologist with the East Bay Physicians Medical Group, Sutter Medical Foundation Fernand Labrie, MD, PhD • Chief Executive Officer and founder of EndoceuticsTM • Emeritus Professor, Laval University James Simon, MD, CCD, NCMP, IF, FACOG1 • Clinical Professor of Obstetrics and Gynecology, George Washington University • Medical Director, Women’s Health & Research Consultants® • Current President-elect of The International Society for the Study of Women’s Sexual Health (ISSWSH)

6 Agenda – AMAG Analyst Day 2017 Registration and continental breakfast 7:30 am – 8:30 am Welcome and agenda Linda Lennox, VP, Investor Relations Strategic overview and outlook Bill Heiden, President and CEO AMAG products – currently marketed Makena® Feraheme® Cord Blood Registry® (CBR®) Nik Grund, Chief Commercial Officer Julie Krop, MD, Chief Medical Officer AMAG products – future IntrarosaTM Bremelanotide Nik Grund Julie Krop, MD Risa Kagan, MD, UCSF Fernand Labrie, MD, Endoceutics CEO & Founder James Simon, MD, George Washington University Q&A with external experts Moderated by Julie Krop, MD Financial strategy and business development Ted Myles, Chief Financial Officer Closing remarks Near-term milestones Longer-term vision Bill Heiden

Strategic Overview & Outlook Bill Heiden AMAG President & Chief Executive Officer

8 Overview Bremelanotide  Realistic expectations – with upside  Makena  Expect material positive impact on revenues Recent Transactions  Intrarosa  Bremelanotide  Clear growth plans – long runway  Feraheme  CBR  Clear criteria, disciplined approach Business Development

9 Agenda  AMAG: Yesterday and Today  AMAG: Tomorrow

10 1 Represents mid point of 2017 financial guidance range. Revenue includes non-GAAP purchase accounting adjustments related to CBR deferred revenue. 2 See slide 143 for a reconciliation of 2017 financial guidance. AMAG Yesterday 2012 2017 E Commercial Products 1 5 Products in Development 0 2 Non-GAAP Revenue $85M $660M1 R&D $33M ~$100M Adjusted EBITDA Net Loss $235M1,2 and Today

11 Executing Focused 5-Point Strategy Acquire products with growth potential Strengthened Diverse revenue across multiple commercial products Establish profitability Build drug development capabilities Focus Acquisitions Commercial Platform Diversification Profitability Drug Development Strategy 1 2 3 4 5

12 What We Have Built: AMAG’s Expanded Product Portfolio Feraheme  Treatment of iron deficiency anemia (IDA) in adult patients with chronic kidney disease  The only FDA-approved therapy to reduce recurrent preterm birth in certain at-risk women  World’s largest umbilical cord stem cell collection and storage company  Candidate for the treatment of severe preeclampsia  An investigational product for the on- demand treatment of hypoactive sexual desire disorder (HSDD) MuGard  Management of oral mucositis, a common side effect of radiation or chemotherapy Maternal and Women’s Health Hematology / Oncology Pregnancy & Birth Wellness Post-Menopausal Health Makena Velo Option Cord Blood Registry Bremelanotide1 Intrarosa 1 Previously referred to as RekyndaTM  FDA-approved non- estrogen product to treat moderate-to- severe dyspareunia (a symptom of VVA) due to menopause and the only FDA approved product without a boxed warning

13 Solid Execution - Recent Accomplishments  Cord Blood Registry  Added more than 40,000 stored units of cord blood and cord tissue  Increased revenue per consumer by 8.5% over 2015  Intrarosa  Rapidly initiated pre-launch activities  Initiated hiring of 150-person women’s health commercial team for mid-2017 launch   Bremelanotide  Advanced ongoing clinical work with partner, Palatin, for planned NDA submission  Presented data at International Society for the Study of Women’s Sexual Health (ISSWSH) Achieved Financial and Business Development Goals  Executed convertible debt financing to further strengthen balance sheet  Expanded product portfolio with Intrarosa and bremelanotide  Feraheme  Achieved record sales in 2016  Reported positive data from Phase 3 label expansion study  Makena  Drove 2016 sales growth of 33% and gained 12 market share points over 2015  Filed sNDA for subcutaneous (sub-q) auto-injector

14 Agenda  AMAG: Yesterday and Today  AMAG: Tomorrow

Yesterday Today Tomorrow3 Commercial Products 1 5 7 Products in Development 0 2 3 Non-GAAP Revenue $85M $660M1 >$1B R&D $33M ~$100M ~$150M Adjusted EBITDA Net loss $235M1,2 ~$350M 15 AMAG 1 Represents mid point of 2017 financial guidance range. Revenue includes non-GAAP purchase accounting adjustments related to CBR deferred revenue. 2 See slide 143 for a reconciliation of 2017 financial guidance. 3 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook. Tomorrow Bremelanotide

16 An Evolving Strategy Acquisitions Commercial Platform Diversification Profitability Drug Development Acquire products with growth potential Strengthened Diverse revenue across multiple commercial products Establish profitability Build drug development capabilities Strategy Focus 1 2 3 4 5 Leverage proven execution successes and strengths Leverage strengths Continue to diversify across commercial and development stage products Drive profitability Capitalize on R&D capabilities Going Forward for a Growing Company

Makena Franchise 2020 Revenue Expectations

18 Makena Sub-q & Revenues Depend on the Balance of Factors  FDA guidelines regarding comparable bioavailability  Market research data with payers  Strong contracted payer network  Results of Discreet Choice analysis  Timing of availability of IM generics? ‒ Single or multi-dose configuration? How many?  Makena Care Connection & distribution network Potential Positive Influences Potential Negative Influences  Transient burning/stinging in minority of patients  PK study results good… not perfect  Regulatory approval and timing?  Commercial opportunity?

19 Makena Franchise Revenue Expectations for 20201 $0M $500M $1,000M 2017 Low High Middle Makena 2020 1 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook. Makena

High 20 Company Revenues Grow in 2020 Under All Makena Scenarios1 $0M $500M $1,000M 2017 Low Middle 2020 Makena Op. Exp. Flexibility: >90% of operating expenses are variable Feraheme & CBR Intrarosa Bremelanotide Additional Business Development Makena 1 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook.

21 Increased Revenue Diversification to Durable Assets Makena Feraheme CBR Intrarosa Bremelanotide Estimated 2020 Revenue Outlook2 Intrarosa Makena Feraheme CBR >$1B 2017 Non-GAAP Revenue Guidance $630M - $690M1 1 See slide 143 for a reconciliation of 2017 financial guidance. 2 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook.

22 Key Product Launch Milestones Will Drive Growth Bremelanotide Makena subcutaneous auto-injector Revenue Velo (severe preeclampsia) Today 2017 2018 2019 20202 $660M1 IDA (non-CKD) 5 Potential Product Launches over Next 4 Years 1 Represents mid point of 2017 non-GAAP revenue guidance range of $630M-$690M. See slide 143 for a reconciliation of 2017 financial guidance. 2 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook.

23 Revenue Potential of >$1 Billion by 20201  Realistic expectations – with upside  Makena  Expect material positive impact on revenues Recent Transactions  Intrarosa  Bremelanotide  Clear growth plans – long runway  Feraheme  CBR  Clear criteria, disciplined approach Business Development  Revenue >$900 M  More durable assets with growth potential  Leverage drug development capabilities  Revenue >$1 billion  More durable assets with growth potential  Leverage commercialization and drug development capabilities Goals 3 years out Bremelanotide 1 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook.

Maternal Health: Makena Nik Grund AMAG Chief Commercial Officer

25 Makena Agenda  Continued Strong Growth in 2017  Maximize the Makena Franchise Opportunity  Sub-q Auto-injector Launch Plan  Market Research Supports Acceptance of Sub-q Auto-injector M A T E R N A L H E A L T H : M A K E N A

26 Solid Plan to Achieve 2017 Makena Growth $0 $20 $40 $60 $80 $100 $120 $140 Q4 A Q1 A Q2 A Q3 A Q4 A Q1 A Q2 E Q3 E Q4 E M A T E R N A L H E A L T H : M A K E N A $M  Gain 5 points in market share  Increase average dose per patient  Hold net price stable  2017 ending inventory remains same as 2016 ending inventory Makena Revenues Key Initiatives 2017 2016 2015

27 Makena Agenda  Continued Strong Growth in 2017  Maximize the Makena Franchise Opportunity  Sub-q Auto-injector Launch Plan  Market Research Supports Acceptance of Sub-q Auto-injector M A T E R N A L H E A L T H : M A K E N A

28 Makena Franchise Revenue Expectations in 2020 $0M $500M $1,000M 2017 High Middle Makena Low 2020

MATERNAL HEALTH: MAKENA

Lifecycle Strategy: Will Maximize Opportunity Beyond 2018

Initiative	Why Important
1 Launch Sub-q Auto-injector ▪ Launch Makena sub-q auto-injector, if approved, in Q4-2017 as preferred dosage formulation and convert new start patients	▪ Sub-q auto-injector offers benefits to patients and HCPs around convenience and ease-of-use
2 Maintain Branded Product ▪ Maintain branded Makena intramuscular (IM) as an option where needed	▪ Some patients/HCPs will continue to have a preference/loyalty to Makena IM
3 Launch Authorized Generic ▪ Launch AMAG owned/authorized generic IM at first generic entry	▪ Significant opportunity for share and revenue maintenance at loss of orphan drug exclusivity (ODE)
4 Leverage Breadth ▪ Makena multiple formulation options and support programs through Makena Care Connection help more patients at risk for preterm birth	▪ Overall product/formulation mix will benefit more patients and lead to optimal share and revenue protection

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Makena Agenda  Continued Strong Growth in 2017  Maximize the Makena Franchise Opportunity  Sub-q Auto-injector Launch Plan  Market Research Supports Acceptance of Sub-q Auto-injector M A T E R N A L H E A L T H : M A K E N A 30

MATERNAL HEALTH: MAKENA

Drive Rapid Conversion to Sub-q Auto-injector[1]


2017
Submission of sNDA
PDUFA
Launch
Q1
Q2
Q3
Q4
Planning & Development
Development
Readiness
Execution

Key Imperative		Strategic Outcome
Manage the economics relative to generics (price, coding, reimbursement)	▶	▪ Easy access to sub-q auto-injector with strong payer value proposition
Improve customer perceptions around access to Makena	▶	▪ Rapid and easy dispensing of sub-q auto-injector
Effectively communicate the convenience / ease-of-use benefits of sub-q auto-injector	▶	▪ Sub-q auto-injector becomes the new standard of care

amag PHARMACEUTICALS

[1] If regulatory approval is received.

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MATERNAL HEALTH: MAKENA

Successfully Competing in a Generic Environment

Barrier to Uptake	Rationale
Medicaid business value proposition	Since medicaid is Makena's most price sensitive and most deeply discounted business, generics may find it difficult to price competitively
Majority of prescriptions tied to Makena Care Connection (MCC)	~60% of prescriptions flow through MCC allowing verification of benefits and physician follow up
Authorized generic to compete for exposed commercial business	Generic formulary status helps share in any leakage to generic products





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Makena Agenda  Continued Strong Growth in 2017  Maximize the Makena Franchise Opportunity  Sub-q Auto-injector Launch Plan  Market Research Supports Acceptance of Sub-q Auto-injector M A T E R N A L H E A L T H : M A K E N A 33

MATERNAL HEALTH: MAKENA

Sub-q Auto-injector Offers Improved Profile

- ☑ Pre-filled, single-use, ergonomic device (one-and-done)
- ☑ Self-contained, small needle
  - Sub-q needle: 27 gauge, ½” needle
  - IM needle: 21 gauge, 1½” needle
  - HPC and patient never see needle
  - Prevents inadvertent needle pricks
- ☑ Once weekly administration
- ☑ Sub-q in back of arm vs. IM in buttock
- ☑ Dosing window shows when administration is complete



Read Instructions for Use pamphlet before using device.
Inject in left or right tricep area. Hold for 20 seconds.
Liquid Should Be Clear





38.1mm
10.0mm
ACTUAL SIZE



21 GAUGE NEEDLE
IM injection needle
27 GAUGE THIN WALL NEEDLE
SQ injection needle
4:1 SCALE

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MATERNAL HEALTH: MAKENA

Supportive Research on Makena IM versus Makena Sub-q[1,2]

1	Unmet need of administration-related attributes around IM hydroxyprogesterone caproate (HPC)
2	Makena sub-q auto-injector is perceived to perform better than Makena IM and HPC: **time for administration, needle length, and needle visibility**
3	Perception that sub-q will increase compliance
4	Priced similarly to IM, expect major shift to Makena sub-q

[1] AMAG sponsored "Discrete Choice" patient survey conducted by Trinity Healthcare; n=183.
[2] AMAG sponsored qualitative research conducted by Thinkgen.

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36 1 AMAG sponsored “Discrete Choice” patient survey conducted by Trinity Healthcare; n=183. Sub-q Attributes Important to Patients 1% 2% 10% 25% 28% 34% 0% 5% 10% 15% 20% 25% 30% 35% 40% Site of injection Needle thickness Route of administration Needle visibility Needle length Time for administration Relative Importance Statistically significant impact on overall preference M A T E R N A L H E A L T H : M A K E N A Top Drivers in Discreet Choice Analysis1

37 HCP’s Expect Convenience / Ease-of-Use of Sub-q Will Drive Compliance and Switching1 Expected Impact of Subcutaneous Administration on Compliance and Switching – Post-Profile Exposure M A T E R N A L H E A L T H : M A K E N A Likelihood that patients would be more compliant with sub-q administration vs. IM (1-7 scale) Likelihood to use Makena sub-q over Makena IM (1-7 scale) 0 1 2 3 4 5 6 7 5.1 Nurse 5.4 MD HCP (n=28) 5.3 0 1 2 3 4 5 6 7 6.5 Nurse 6.0 MD 6.2 HCP (n=28) Compliance Switching 1 AMAG sponsored qualitative research conducted by Thinkgen.

MATERNAL HEALTH: MAKENA

Priced Similarly, Makena Sub-q Auto-injector Will be Used in Majority of Treated Patients[1]

Current and Future Use of Treatments to Reduce Risk of Preterm Birth

Current Prescribing[2]

Future Prescribing[3]


(HCPs, n=30)
(MDs, n=20)
Makena sub-q4
0%
83%
Generic HPC single-dose vial4
0%
8%
Makena IM
67%
2%
Compounded IM / HPC
18%
2%
Vaginal Progesterone
8%
6%

[1] AMAG sponsored qualitative research conducted by Thinkgen.

[2] Re-percentaged to exclude those patients who did not receive treatment. Respondents were asked "Of the at-risk patients you personally managed in the past 12 months, what number received the following treatments? Your best estimate is fine."

[3] Respondents were asked to allocate their next 10 patients across treatments, adding the instruction after fielding began to assume that Makena subcutaneous and a generic single-dose vial were available. Respondents were told not to consider product cost and coverage when allocating future patients.

[4] Included in the "Future Prescribing" allocation only.

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MATERNAL HEALTH: MAKENA

Payer Perceptions on Sub-q Auto-injector[1]


Perception of
Makena Sub-q Auto-Injector
(n=15, weighted by % commercial and Medicaid lives)
2%
(n=4)
13%
(n=2)
85%
(n=9)
Unfavorable
Neither Favorable nor Unfavorable (Neutral)
Favorable

Drivers for "Favorable" Perception:

- Perceived ease-of-use given existing self-injection of Makena IM
- Payers expect increased patient comfort

Drivers for "Neutral" and "Unfavorable" Perception:

- Sub-q auto-injector regarded as means of preventing generic erosion of branded Makena IM
- Minimal perceived value or innovation added to the product

If physician usage is strong, more likely to command slight premium

Substantial coverage cut-off above a 5%-10% premium to generic HPC; Payer's are accepting of a slight premium, driven by the perceived incremental

> *"We would pay a **modest premium in the range of 5% to 10%, especially if a sub-q auto-injector incentivizes patients** to go on therapy. But **above that, it is not worth it**, and we would not cover the product."*
>
> \- Regional HP

[1] AMAG sponsored qualitative research conducted by Insight Strategy Advisors.

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 Plan in place to optimize short- and long-term value – Many possible scenarios, AMAG will be ready  Research indicates sub-q auto-injector provides convenience and ease- of-use, driving compliance and switching  Payer acceptance with parity pricing should drive conversion to sub-q  sNDA filed in April 2017 with potential approval and launch in Q4-2017 40 Summary: Comprehensive Plan to Maximize Makena Franchise M A T E R N A L H E A L T H : M A K E N A

Hematology/Oncology: Feraheme Julie Krop, MD AMAG Chief Medical Officer Nik Grund AMAG Chief Commercial Officer

42 Feraheme Agenda  Label Expansion Background  Phase 3 Study Results and Regulatory Timeline  Competitive Landscape  Market Opportunity with Broad Label  Broad Label Launch Strategy H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

HEMATOLOGY/ONCOLOGY: FERAHEME

Background: Feraheme Label Expansion



June 2009

- Approved for use as an IV iron replacement therapy for the treatment of IDA in adult patients with CKD

December 2012

- Submitted sNDA to expand label to include all IDA patients
  - Included data from 2 controlled, multi-center Phase 3 trials with more the 1,400 patients
  - Both studies met the primary efficacy endpoints related to improvements in hemoglobin

January 2014

- Received complete response letter (CRL) from FDA
- FDA requested additional safety data in broader IDA patient population

March 2015

- Finalized new labeling for CKD indication with the FDA
  - Added boxed warning
  - Eliminated IV injection

December 2016

- Completed enrollment of 2,000 patient head-to-head, non-inferiority Phase 3 study evaluating the safety of Feraheme compared to Injectafer®

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HEMATOLOGY/ONCOLOGY: FERAHEME

Large Phase 3 Label Expansion Study

Sample size	▪ ~2,000 patients randomized in a 1:1 ratio
Dosing regimen	▪ 2 doses of Feraheme (1.02g)* or Injectafer® (1.5g)*, dosed 7 days apart
Patient Population	▪ Subjects with IDA and in whom intravenous iron treatment is indicated and have failed previous course of oral iron
Primary endpoint	▪ Incidence of moderate-to-severe hypersensitivity reactions (including anaphylaxis) and/or moderate-to-severe hypotension
Secondary endpoints	▪ Incidence of any of the following: moderate-to-severe hypersensitivity reactions (including anaphylaxis), serious cardiovascular events, death ▪ Mean change in hemoglobin/g of iron delivered at week 5 ▪ Mean change in hemoglobin from baseline to week 5
# of sites / region	▪ ~130 sites, global (U.S., Canada, Europe)

* FDA approved dose

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HEMATOLOGY/ONCOLOGY: FERAHEME

Rationale for Injectafer as the Comparator

Rationale

- Competitor with a broader label ✓
- Similar dosing regimen allows for blinded study ✓
- Injectafer requires 50% higher iron dose to achieve similar rise in hemoglobin levels ✓
- Injectafer is fastest growing product in IV iron class ✓



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46 Feraheme Agenda  Label Expansion Background  Phase 3 Study Results and Regulatory Timeline  Competitive Landscape  Market Opportunity with Broad Label  Broad Label Launch Strategy H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

47 1 Non-inferiority margin = 2.6%. 2 All hypersensitivity events (including anaphylaxis) were adjudicated by a blinded independent expert panel of clinicians. Achieved Composite Primary Safety Endpoint H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E 6 (0.60%) 7 (0.70%) Feraheme IV (1.02 g) (n=997) n (%) Injectafer IV (1.5 g) (n=1,000) n (%) Rate difference: -0.10 (-0.80, 0.61) p<0.00011 Primary safety endpoint demonstrated non-inferiority to Injectafer Event Feraheme Injectafer Moderate hypersensitivity reaction2 3 (0.30) 6 (0.60) Severe hypersensitivity reaction2 1 (0.10) 0 Anaphylaxis2 0 0 Moderate hypotension 2 (0.20) 1 (0.10) Severe hypotension 0 0 Components of composite primary safety endpoint

48 1 Non-inferiority margin = 3.6%. 2 All hypersensitivity events (including anaphylaxis) were adjudicated by a blinded independent expert panel of clinicians. Achieved Composite Secondary Safety Endpoint H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E Feraheme IV (1.02 g) (n=997) n (%) Injectafer IV (1.5 g) (n=1,000) n (%) 13 (1.30%) 20 (2.00%) Rate difference: -0.70 (-1.81, 0.42) p<0.00011 Event Feraheme Injectafer Moderate hypersensitivity reaction2 3 (0.30) 6 (0.60) Severe hypersensitivity reaction2 1 (0.10) 0 Anaphylaxis2 0 0 Serious cardiovascular event 6 (0.60) 13 (1.30) All cause mortality 4 (0.40) 2 (0.20) Components of composite secondary safety endpoint

49 1 Blazevic A et al., The Netherlands Journal of Medicine, January 2014, Vol. 72, No. 1. 2 Mani et al., Transplantation: October 15, 2010, Vol. 90, No. 7, pp 804-805. Higher Incidence of Hypophosphatemia with Injectafer H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E Moderate Blood phosphorous <.6 mmol/L n = 1,997 Severe Blood phosphorous <.42 mmol/L n = 1,997 Week 2 Feraheme 0.4% 0% Injectafer 39% 8% Week 5 Feraheme 0% 0% Injectafer 22% 5% ▪ Hypophosphatemia can have important clinical implications – Acutely: muscle weakness and pain, fatigue – Chronically: osteomalacia (impaired bone mineralization), bone pain, fractures, muscle weakness ▪ Majority of cases asymptomatic, but multiple case reports in literature of symptomatic severe hypophosphatemia1,2

HEMATOLOGY/ONCOLOGY: FERAHEME

Achieved Both Secondary Efficacy Endpoints[1]

Mean change in hemoglobin (g/dL) per gram of iron administered[2]

Rate difference: 0.27 (0.17, 0.36)
$p<0.0001$[1]


1.36
1.09
Feraheme IV (1.02 g)
(n=997)
LS Mean (SE)
Injectafer IV (1.5 g)
(n=1,000)
LS Mean (SE)

Mean change in hemoglobin (g/dL)

Rate difference: -0.24 (0.35, -0.12)
$p<0.0001$[3]


1.38
1.62
Feraheme IV (1.02 g)
(n=997)
LS Mean (SE)
Injectafer IV (1.5 g)
(n=1,000)
LS Mean (SE)

- Mean change in hemoglobin/g of iron administered statistically superior to Injectafer
- Mean change in hemoglobin demonstrated non-inferiority to Injectafer amag PHARMACEUTICALS

[1] From baseline to week 5.
[2] P value for superiority.
[3] Pre-specified non-inferiority margin = 0.5g/dL.

50

2016 2017 2018 51 Estimated Timeline to Market  Targeted FDA approval and launch  First patient in  Enrollment  Filing Feb. H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

52 Feraheme Agenda  Label Expansion Background  Phase 3 Study Results and Regulatory Timeline  Competitive Landscape  Market Opportunity with Broad Label  Broad Label Launch Strategy H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

53 Current Competitive IV Iron Landscape: Only Two Products Currently Have Broad IDA Label Product Attributes Feraheme Ferrlecit® and Nulecit Venofer® INFeD® Injectafer® Manufacturer AMAG Sanofi/Allergan American Regent Allergan American Regent Intellectual Property 2023 Expired Expired Expired 2027 Indication IDA with CKD IDA with CKD IDA with CKD IDA IDA Schedule 2 x 510 mg 8 x 125 mg 10 x 10 mg 5 x 200 mg 10 x 100 mg 2 x 750 mg Regimen 3 – 8 days At least 8 days At least 14 days At least 10 days ≥7 days H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

54 1 Aggregate of Ferrlecit® Brand + generic Sodium Ferric Gluconate. 2 IMS DDD data through week ending 01/02/15. 3 IMS DDD data through week ending 12/30/16. Overall U.S. Non-Dialysis IV Iron Market is Growing 2014 Breakdown of U.S. Non-dialysis IV Iron Market ~918K grams2 2016 Breakdown of U.S. Non-dialysis IV Iron Market ~1.1M grams3 IV Iron Annual Market Growth of ~9% Venofer® 38% INFeD 15% Injectafer 21% Ferric Gluconate1 13% Feraheme 13% Venofer® 43% INFeD 20% Injectafer 6% Ferric Gluconate1 15% Feraheme 16% H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

HEMATOLOGY/ONCOLOGY: FERAHEME

Feraheme is a Differentiated Product

About Feraheme®

Feraheme ferumoxytol injection

A full 1-g dose of Feraheme® (ferumoxytol) Injection can be delivered in two IV Infusions

Two IV infusion with schedule flexibility of 3 to 8 days apart

The recommended Feraheme dose may be readministered to patients with persistent or recurrent IDA


1 gram of IV iron
Two 510-mg infusions
3 to 8 days apart

Duration of delivery for diluted IV infusion is at least 15 minutes

Low and convenient dosing regimen

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55

56 Feraheme Agenda  Label Expansion Background  Phase 3 Study Results and Regulatory Timeline  Competitive Landscape  Market Opportunity with Broad Label  Broad Label Launch Strategy H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

HEMATOLOGY/ONCOLOGY: FERAHEME – A CLOSER LOOK

Large IV Iron Market Opportunity of $700M[1,2]

Current Addressable Market:

$350M

- Iron deficiency anemia caused by chronic kidney disease



Feraheme
26%
Other IV irons
74%
Label expansion
doubles
our addressable
market¹

Non-dialysis IV iron market

Additional Addressable Market:

$350M

- Iron deficiency anemia caused by other diseases

[1] If regulatory approval is received for broad IDA indication.
[2] AMAG estimates market opportunity using ~$600/gram and 1.2M grams (Q1-2017 IMS data annualized).

amag PHARMACEUTICALS 57

58 1 Global Intravenous (I.V.) Iron Drugs Market Report: 2015 Edition. IV Iron Market Represents Small Subset of 4.5M Patients Who Suffer from IDA Opportunity to convert from oral to IV treatments IDA-CKD Patients  Majority under the care of current AMAG call points; hematology / oncology & hospital infusion centers Diagnosed IDA Patients  Under the care of other physician specialists, including 1.5M in women’s health 26% 74% Other IV irons Label expansion doubles our addressable market 700,000 IV Patients H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E – A C L O S E R L O O K 4.5M Total Patients Diagnosed with Iron Deficiency Anemia1

HEMATOLOGY/ONCOLOGY: FERAHEME

Multiple Causes of Iron Deficiency Anemia: Potential for Synergies with AMAG's Sales Forces


(Gastroenterologists) Gastrointestinal
Inflammation (Internists)
(OB/GYNs) Abnormal Uterine Bleeding
Anemia
Post OP Blood Loss (Internists)
(Hematologists / oncologists) Malignancies/ Chemotherapy
Chronic Kidney Disease[1] (Nephrologists)
AMAG existing sales force – synergy

[1] Feraheme approved indication.

59

60 Feraheme Agenda  Label Expansion Background  Phase 3 Study Results and Regulatory Timeline  Competitive Landscape  Market Opportunity with Broad Label  Broad Label Launch Strategy H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

HEMATOLOGY/ONCOLOGY: FERAHEME

2017: Maximize Existing Label & Prepare for 2018 Launch

Mid 2018 Focus: Potential FDA Approval and Launch with Broad IDA Label

Goal: Establish Feraheme as the IV iron product of choice for adult IDA patients[1]

1. Educate KOLs
- Peer to peer interactions & publication plan

2. Leverage Label[1]
- CKD disease state awareness

3. Enhance Differentiation
- Effective communication of 1-2-3 value proposition

4. Accelerate Access
- Innovative contracting, and effective pull-through

- Effective targeting of existing and future segments
- Leverage AMAG commercial platforms to maximize MCM approach

[1] IDA-CKD label in 2017; broader IDA label starting in May 2018, in approved.

61

HEMATOLOGY/ONCOLOGY: FERAHEME

Beyond 2017 Focus: Maximizing Feraheme Franchise

Opportunity to leverage existing resources for future growth

Immediate Opportunity (2017)

- Maximize opportunity with existing label and prepare for IDA launch
- ~10% growth in annual sales



Mid-Term Opportunity (2018)

- Launch expanded label in existing call points & target new high value segments (Rxing & Referring GI, OB/GYN)



Long-Term Opportunity (2019+)

- New segment adoption and expansion, market growth from oral iron market (high Oral Iron Rxing OB/GYN)



Current AMAG Hem/Onc sales and strategic accounts team covers over 90% of total IV iron market

Current AMAG Maternal and Women's Health teams covers 25,000 OB/GYNs

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 Clinical trial showed similar safety and efficacy profile of Feraheme as compared to Injectafer  Feraheme is a differentiated IV iron replacement therapy  Broad IDA label, if approved, provides opportunity for both indication expansion and market expansion 63 In Summary: Feraheme Franchise is Strong and Growing H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

Maternal Health: Cord Blood Registry (CBR) Nik Grund AMAG Chief Commercial Officer

MATERNAL HEALTH: CORD BLOOD REGISTRY

Understanding Today's Pregnant Moms

- In 2016, the average age of a first-time mom enrolling with CBR was ~35
- ~90% of moms having babies today are millennial moms
- Adapting messaging to be relevant to moms having babies in the 20-34 age range


WHO ARE
MILLENNIALS?
86M
2013 METLIFE MATURE MARKET INSTITUTE
$1.3 TRILLION
IN CONSUMER
SPENDING
2013 BOSTON CONSULTING GROUP
SPEND
2ND MOST
OF ANY
GENERATION
ONLINE.
87%
AS MUCH AS
GEN X
2012 FORRESTER STUDY
DON'T LIKE TO BE MARKETED TO

65

Brand Performance on Key Factors in Cord Blood Banking Decision Alphacord Americord CariCord CorCell CBR CordUse Cryo-cell FamilyCord Lifebank USA Maze StemCyte ViaCord Best history of quality 3% 5% 5% 3% 23% 3% 4% 5% 4% 2% 2% 9% Clear options 3% 6% 7% 4% 16% 2% 3% 5% 6% 2% 5% 11% Safest storage 3% 5% 4% 4% 20% 3% 3% 4% 5% 2% 2% 9% Recommended by doctor 4% 5% 5% 3% 17% 3% 4% 6% 4% 1% 3% 7% Committed to affordability 3% 5% 4% 2% 16% 2% 2% 4% 5% 3% 5% 10% Improved lives of more children than any other bank 2% 6% 3% 3% 20% 1% 4% 5% 6% 3% 4% 8% Is the most trusted 4% 4% 5% 2% 18% 2% 5% 7% 5% 3% 4% 10% Preserves and advances newborn stem cell potential 4% 5% 3% 3% 20% 3% 5% 4% 5% 2% 4% 11% Is the most experienced bank 2% 3% 3% 2% 21% 3% 3% 5% 6% 3% 4% 7% Free access to any family with a qualifying medical need 2% 5% 4% 2% 15% 2% 3% 6% 5% 3% 3% 7% 66 CBR Continues to Win on Brand Performance Factors for Potential Cord Blood Bankers1 M A T E R N A L H E A L T H : C O R D B L O O D R E G I S T R Y Currently Pregnant CBR 23% 16 20% 17 16% 20 18% 20% 21% 15% Best history of quality Clear options Safest stage Recommended by doctor Committed to affordability Improved lives of more children than any other bank Is the most trusted Preserves and advances newborn stem cell potential Is the most experienced bank Free access to any family with a qualifying medical need 1 Egg Strategy Brand Pulse Report.

 CBR continues to be the market leader in cord blood and tissue storage  Comprises a business model that provides steady cash flow and high margin recurring revenue 67 In Summary M A T E R N A L H E A L T H : C O R D B L O O D R E G I S T R Y  Market research confirms new messaging is resonating with modern, younger families (millennials)  Building out direct-to-consumer digital platform and expertise to be leveraged across AMAG product portfolio

Q&A Marketed Products: • Makena • Feraheme • CBR

Women’s Health: Intrarosa™ (prasterone) Risa Kagan, MD University of California, San Francisco, East Bay Physicians Medical Group Sutter Medical Foundation Fernand Labrie, MD CEO and Founder of Endoceutics Nik Grund AMAG Chief Commercial Officer

70 Intrarosa Agenda  Disease Overview  Mechanism of Action (MOA)  Market Size  Competitive Landscape  Market and Pricing Research  Revenue Potential  Commercial Launch Strategy W O M E N ’ S H E A L T H : I N T R A R O S A

71 Intrarosa Agenda  Disease Overview  Mechanism of Action (MOA)  Market Size  Competitive Landscape  Market and Pricing Research  Revenue Potential  Commercial Launch Strategy W O M E N ’ S H E A L T H : I N T R A R O S A

WOMEN'S HEALTH: INTRAROSA

Prevalence of VVA is Significant in Post-Menopausal Women

64M Post-Menopausal Women in U.S.[1]


~50%
women
suffer from
VVA[1]



amag

[1] Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey: Clinical Medicine Insights: Reproductive Health 2014:8 23-30.

72

WOMEN'S HEALTH: INTRAROSA

Dyspareunia: Sizable Untapped Treatment Market

~20M women in U.S. suffer from dyspareunia, a symptom of VVA


1.7M women[2]
Currently on Rx estrogen therapy
Local (intra-vaginal) estrogen therapies = sales of >$1B per year[1]
~6M women[2]
Utilizing OTC treatments
New potential patients represent a market opportunity of ~$14B/year[3]
~12M women[2]
Affected, but not currently seeking treatment

[1] Based on IMS SMART Tool NSP and NPA data.
[2] AMAG estimates based on:
a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30;
b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and
c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.
[3] Assumes parity pricing to current therapies (WAC ~$200/month).

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74 Intrarosa Agenda  Disease Overview  Mechanism of Action (MOA)  Market Size  Competitive Landscape  Market and Pricing Research  Revenue Potential  Commercial Launch Strategy W O M E N ’ S H E A L T H : I N T R A R O S A

WOMEN'S HEALTH: INTRAROSA

Compares Favorably with Existing Intra-vaginal Treatments in Current $1B Estrogen Therapy Market

1.7M on estrogen therapy[2]

Local (intra-vaginal) estrogen therapies = sales of >$1B per year[1]

Safety concerns about estrogen-containing treatment options

Criteria	Current Intra-Vaginal Therapies	Intrarosa
Administration	Vaginal insert or cream by applicator	**Vaginal insert by applicator**
Indication	Approved for various symptoms of VVA, including dyspareunia, atrophic vaginitis, dryness, itching and burning	**Approved for moderate-to-severe dyspareunia (a common symptom of VVA) due to menopause**
Boxed Warning	Class boxed warning regarding increased risk of cardiovascular disorders, certain cancers and probable dementia	**No boxed warning**
Dosing	Lowest effective dose for the shortest duration	**Daily**

[1] Based on IMS SMART Tool NSP and NP2008-11A data.

[2] AMAG estimates based on:

a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30;

b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799;

c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.

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WOMEN'S HEALTH: INTRAROSA

Current FDA-Approved VVA/Dyspareunia Products

Product	2016 Sales[1] ($M)	Method of Administration	Application	Active Ingredient
Estrace® (Allergan)	$423	Vaginal cream	Reusable vaginal applicator	100 mcg Estradiol
Premarin® (Pfizer)	$415	Vaginal cream	Reusable vaginal applicator	625 mcg/g Conjugated Equine Estrogens
Vagifem® (Novo Nordisk)	$375	Vaginal tablet	Vaginal applicator	10 mcg Estradiol
Estring® (Pfizer)	$89	Ring	90-day ring	2,000 mcg Estradiol
Osphena® (Shionogi)	$69	Oral tablet	Oral daily tablet	60,000 mcg Ospemifene
Yuvafem (Amneal's generic to Vagifem)	$44	Vaginal tablet	Pre-loaded, single-use applicator	10 mcg Estradiol
Intrarosa™ (AMAG)	–	Vaginal insert	Vaginal applicator	6,500 mcg Prasterone

[1] NSP audit from 4/2011/32017 Growth Dynamics Audit.

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77 Intrarosa Agenda  Disease Overview  Mechanism of Action (MOA)  Market Size  Competitive Landscape  Market and Pricing Research  Revenue Potential  Commercial Launch Strategy W O M E N ’ S H E A L T H : I N T R A R O S A

WOMEN'S HEALTH: INTRAROSA

Research[1]: Opportunities are Significant to Differentiate Intrarosa

	Intrarosa Prasterone	ESTRACE CREAM (estradiol vaginal cream, USP, 0.01%)	Premarin (conjugated estrogens) vaginal cream	VAGIFEM estradiol vaginal tablets
Unique safety profile	☑	☐	☐	☐
Non-estrogen treatment[2]	☑	☐	☐	☐
Differentiated MOA	☑	☐	☐	☐





amag PHARMACEUTICALS

[1] Market research sponsored by AMAG and conducted by Roscow Market Research.
[2] Locally converted into estrogens and androgens.

78

WOMEN'S HEALTH: INTRAROSA

Research[1]: Great Interest in Learning More about Intrarosa

Nearly 60% of OB/GYNs & 40% of PCPs have a High Interest in Intrarosa


58%
40%
2%
OB/GYN
(n=255)
43%
51%
5%
PCP
(n=251)
Very/Extremely interested
Slightly/Somewhat interested
Not at all/Not very interested

Q27/39. How interested are you in learning more about Product X/Y?

[1] Market research sponsored by AMAG and conducted by Roscow Market Research.

79

WOMEN'S HEALTH: INTRAROSA

Research[1]: Positive Perception of Prasterone After Reviewing Product Description


Perception BEFORE Reviewing Product Description
22%
78%
1%
16%
83%
2%
OB/GYN (n=255)
PCP (n=251)
Very positive
Neutral
Very negative
Perception AFTER Reviewing Product Description
63%
37%
0%
50%
50%
0%
OB/GYN (n=255)
PCP (n=251)
Very positive
Neutral
Very negative

- Very few physicians familiar with product
- After seeing description, positive views increase dramatically

Q28. How familiar are you with vaginal DHEA, the active ingredient in Product X? Q29. Based on what you know, what is your perception of vaginal DHEA? Q31. Based on this description, what is your perception of vaginal DHEA in the role of treating dyspareunia?

[1] Market research sponsored by AMAG and conducted by Roscow Market Research.

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WOMEN'S HEALTH: INTRAROSA

Research[1]: Intrarosa Expected to Expand Prescriptions Written for Dyspareunia by 16% and Take >25% Share

	Currently (mean %)		With Intrarosa & Yuvvexy Available (mean %)		Change	
	OB/GYN (n=255)	PCP (n=251)	OB/GYN (n=255)	PCP (n=251)	OB/GYN (n=255)	PCP (n=251)
% of Patients Receiving Written Rx Treatment	61%	49%	71%	63%	10%	14%
Intrarosa Share	-	-	25%	28%	25%	28%
Yuvvexy Share	-	-	15%	13%	15%	13%

What This Means:

- 10 point or 16% increase in scripts written
- Intrarosa expected to take 25%-28% market share

Q42. If Product X and Product Y were both available, approximately what percentage of dyspareunia patients who receive a prescription would you treat with each of the following? As a reference, you will see your current treatment use from earlier in the survey.

[1] Market research sponsored by AMAG and conducted by Roscow Market Research.

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82 Intrarosa Agenda  Disease Overview  Mechanism of Action (MOA)  Market Size  Competitive Landscape  Market and Pricing Research  Revenue Potential  Commercial Launch Strategy W O M E N ’ S H E A L T H : I N T R A R O S A

83 Good Commercial Formulary Status for Existing VVA Products1 W O M E N ’ S H E A L T H : I N T R A R O S A 76% Unrestricted Commercial Access 94% Unrestricted Commercial Access 98% Unrestricted Commercial Access 89% Unrestricted Commercial Access 93% Unrestricted Commercial Access Preferred Covered ST/PA2 No Coverage 22% 55% 16% 7% 66% 29% 4% 1% 17% 83% 59% 32% 5% 4% 38% 55% 4% 1% 1 https/formularylookup.com 2 ST/PA = step therapy, prior authorization.

Good Support from Payers on Intrarosa – Optimism Driven by Differentiated MOA and Possible Safety Benefit


Payer Perception of Intrarosa (Product X)
% Commercial Lives (n=15, ~97M); % Medicaid Lives (n=7, ~16M)
100%
0%
% of covered lives
Commercial
Managed Medicaid
[VALUE] (N=9)
[VALUE] (N=5)
[VALUE] (N=5)
[VALUE] (N=2)
[VALUE] (N=1)
Negative
Some Concerns
Neutral
Optimistic
Enthusiastic
Increasing Enthusiasm

Source: ISA Primary Research; US Payers; N=22 Books of Business (COMM: N=15, ~97M Lives; MDCD: N=7, ~16M Lives); March 2017

84

Acceptable Range ~$13-25 85 Intrarosa Copay Program will be Key for Patient Acceptance W O M E N ’ S H E A L T H : I N T R A R O S A 0% 20% 40% 60% 80% 100% $2 $4 $6 $8 $10 $12 $15 $18 $21 $24 $26 $30 $36 $41 $46 $50 $60 $70 $76 $85 $120 $128 $175 $300 Van Westendorp Pricing Model Total (n=250) Prohibitive Too Low Expensive Bargain Patient Out-of-Pocket Cost Current Rx Patient  From a patient perspective, the acceptable OOP cost for Intrarosa is approximately $13-$25 before it gets cost prohibitive.  On average, the highest Rx patients have ever paid OOP for a dyspareunia treatment is $57. They may have discontinued use due to cost, cited as a key reason for treatment dissatisfaction.  Although not on the top of the list, cost and copay assistance are amongst the most often cited driver of patient uptake P erc e n tage o f Resp o n d er s 1 Market research sponsored by AMAG and conducted by Roscow Market Research. Q44. At what out-of-pocket cost would you consider Product X to be so expensive that you would not consider using it? Q45. At what out-of-pocket cost would you consider Product X to be priced so low that you would feel it may not be effective. Q46. At what out-of- pocket cost would you consider Product X starting to get expensive, so that it is not out of the question, but you would have to give some thought to using it. Q47. At what out-of-pocket cost would you consider Product X to be a bargain – a great value for the money? Copay

WOMEN'S HEALTH: INTRAROSA

Market Research[1] – Key Takeaways

1	High level of physician interest to prescribe Intrarosa and treat more patients
2	Low degree of payer management and broad access enjoyed by all therapies
3	Largest driver of access is patient out-of-pocket; patient assistance programs important competitive component



[1] Market research sponsored by AMAG and conducted by Roscow Market Research.

86

Affected, but not currently seeking treatment Utilizing OTC treatments 87 1 Based on IMS SMART Tool NSP and NPA data. 2 AMAG estimates based on: a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30; b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study. 3 Assumes parity pricing to current therapies (WAC ~$200/month). Dyspareunia: Sizable Untapped Treatment Market Currently on Rx estrogen therapy Local (intra-vaginal) estrogen therapies = sales of >$1B per year1 1.7M women2 ~6M women2 ~12M women2 W O M E N ’ S H E A L T H : I N T R A R O S A ~20M women in U.S. suffer from dyspareunia, a symptom of VVA New potential patients represent a market opportunity of ~$14B/year3 Prasterone Vaginal Inserts Intent-to-presc ibe market research indicates sales potential: >$500M/year

88 Intrarosa Agenda  Disease Overview  Mechanism of Action (MOA)  Market Size  Competitive Landscape  Market and Pricing Research  Revenue Potential  Commercial Launch Strategy W O M E N ’ S H E A L T H : I N T R A R O S A

Full Campaign NAMS October Phase 3 89 Well-Planned Phased Approach for Commercial Launch W O M E N ’ S H E A L T H : I N T R A R O S A Coming Soon ACOG May 6-9 Phase 1 Commercial Launch Now Available Mid-2017 Phase 2 Patient Engagement Programs Q1-2018 Phase 4 May 2017 Time Sales

90 “Uncover DHEA” Debuted at ACOG – Well Received Greater brand presence at ACOG than past years W O M E N ’ S H E A L T H : I N T R A R O S A Elevate awareness and importance of DHEA

91 Launch Day 1 – Now Available W O M E N ’ S H E A L T H : I N T R A R O S A       Arming the Sales Force Sales training modules / certification Annotated PI leave behind Patient co-pay card brochure Pharmacy intro sheet Co-pay flash card “Now available” ad in journals / online

 Differentiated mechanism of action  Only FDA-approved non-estrogen local product1 for dyspareunia due to menopause – Only product without a boxed warning  Strong physician interest to prescribe  Well-planned launch strategy to quickly capture market share  Significant market opportunity with sizeable revenue potential 92 In Summary W O M E N ’ S H E A L T H : I N T R A R O S A 1 Locally converted to estrogens and androgens.

Women’s Health: Bremelanotide James Simon, MD Clinical Professor, Dept. of OB/GYN, George Washington University Julie Krop, MD AMAG Chief Medical Officer Nik Grund AMAG Chief Commercial Officer

94 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

95 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

WOMEN'S HEALTH: BREMELANOTIDE

Presumed Mechanism of Action (MOA)


HSDD-related dopamine release
MC4R
MC4R
Dopamine axon terminal
D1 dopamine receptor
Decreased release of dopamine
Treatment of HSDD with bremelanotide
MC4R
MC4R
Dopamine axon terminal
Bremelanotide
D1 dopamine receptor
Increased release of dopamine

In pre-clinical animal studies, efficacy was blocked by dopamine antagonist[1]

[1] Pre-clinical animal studies conducted by Palatin.

96

97 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

WOMEN'S HEALTH: BREMELANOTIDE

Phase 3 Programs: Comprehensive, Well Designed Studies


Screening Month
At-Home Placebo Self-Dosing Month (efficacy baseline)
At-Home Study-Drug Self-Dosing
At-Home Study-Drug Self-Dosing
No Treatment
Single blinded
Placebo
Placebo
1.75 mg
1.75 mg
Randomized Treatment Phase
Open Label Extension Phase
Study Month 1
Study Month 2
Study Months 3-8
Study Months 9-20

- Randomized ~1,200 women with HSDD
  - 1:1 ratio bremelanotide or placebo
- Patients self-administered bremelanotide 1.75 mg or placebo using the auto-injector as needed in anticipation of sexual activity
  - Dose selection based on positive Phase 2 data
- The double blind efficacy portion consisted of a 24-week treatment evaluation period

80% of women completing the Phase 3 studies choose to participate in the rollover safety study

98

WOMEN'S HEALTH: BREMELANOTIDE

Phase 3 Outcome Measures: Clearly Defined Endpoints

- **Co-primary Efficacy Endpoints**
  - Change in Female Sexual Function Index (FSFI): Desire Domain (FSFI-D) Score
  - Change in Female Sexual Distress Scale: Desire/Arousal/Orgasm (FSDS-DAO) Item 13 Score
- **Key Secondary Endpoints**
  - Self-assessment of number of satisfying sexual event (SSE)
  - Change in FSFI total, arousal, lubrication, orgasm, and satisfaction scores
- **Responder Analysis**
  - Participants self-reporting a score of ≥5 (on a 7-point Likert scale) in response to question 3 on the General Assessment Questionnaire (GAQ) "To what degree do you think you benefited from taking the study drug?"
  - The proportion of participants meeting or exceeding predefined minimal clinically important differences (MCIDs)





amag PHARMACEUTICALS

99

Key Demographics1 Age (mean: SD) BMI (kg/m2) (mean: SD) Race: white/AA/other (n: %) Time with HSDD (months) (mean: SD) Bremelanotide 301 Placebo n=319 BMT n=324 38.5 (7.22) 38.4 (6.95) 28.5 (7.3) 28.9 (7.0) 269 (84)/ 42 (13)/ 8 (3) 273 (84)/ 44 (14)/ 7 (2) 49.0 (44) 48.3 (42) Bremelanotide 302 Placebo n=301 BMT n=303 39.1 (6.96) 38.5 (7.19) 28.4 (6.5) 28.8 (7.0) 262 (87)/ 29 (10)/ 10 (3) 263 (87)/ 29 (9)/ 11 (4) 45.8 (44) 43.7 (42) 1 Key demographics similar to Phase 2 and flibanserin trials. 100 Key Entry Criteria and Demographics1 (Safety Population) ▪ Healthy premenopausal, non-pregnant women ▪ ≥18 years of age, currently in a stable (≥6 months) relationship ▪ Diagnosed with HSDD (with/without decreased arousal) for ≥6 months ▪ Experience “normal” sexual function in the past for ≥2 years ▪ Willing to engage in sexual activities ≥1x/month during the study W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

101 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

WOMEN'S HEALTH: BREMELANOTIDE

Met Co-primary Endpoint: Improvement in Desire


Change in FSFI Desire Domain Score from Baseline
to End of Core (Double-Blind) Phase
Mean Change in FSFI-D Score
0.9
0.68
0.45
0.23
0.
p < 0.0002
p < 0.0001
0.24
0.54
0.21
0.63
n = 274
n = 190
n = 219
n = 173
Study 301
Study 302
Placebo
Bremelanotide 1.75 mg

- **Compared with placebo, women taking bremelanotide had significantly increased scores on the desire domain of the FSFI at 6 months**
- **FSFI Desire Domain Score 1.2 - 6.0**

P values determined by unadjusted Wilcoxon rank-sum test. Error bars are standard error of the mean.

102

-0.42 -0.35 -0.71 -0.74 -1. -0.75 -0.5 -0.25 0. Study 301 Study 302 M e a n C h a n g e i n F S D S -D A O I tem 1 3 Placebo Bremelanotide 1.75 mg 103 Met Co-primary Endpoint: Reduction in Distress W O M E N ’ S H E A L T H : B R E M E L A N O T I D E • Compared with placebo, women using bremelanotide had a significant reduction in distress as measured by FSDS-DAO Item 13 score at 6 months • FSDS-DAO Item 13 Score 0-4 P = 0.0057 P < 0.0001 n = 190 n = 274 n = 173 n = 219 Change in FSDS-DAO Item 13 from Baseline to End of Core (Double-Blind) Phase P values determined by unadjusted Wilcoxon rank-sum test. Error bars are standard error of the mean.

104 Significant* Improvements Across Multiple Secondary Endpoints W O M E N ’ S H E A L T H : B R E M E L A N O T I D E 0.00 0.75 1.50 2.25 3.00 FSFI Total Score FSFI Satisfaction Domain FSFI Orgasm Domain FSFI Lubrication Domain FSFI Arousal Domain Study 301 BMT 1.75 mg Study 301 Placebo Study 302 BMT 1.75 mg Study 302 Placebo Mean Change in FSFI Scores From Baseline to End of Core Phase Bremelanotide was associated with significant improvements in FSFI total, arousal, lubrication, orgasm, and satisfaction domain scores compared with placebo * All Bremelanotide scores P≤0.01.

WOMEN'S HEALTH: BREMELANOTIDE

SSEs Not Effective Endpoint for HSDD

- Difference in number of SSEs not statistically significant
- Expert consensus[1] that SSE is a poor endpoint for trials evaluating treatments for HSDD
  - Sexual activity/frequency not considered in the diagnosis
- SSEs were required by FDA to attempt to have an objective "countable" endpoint similar to successful erections in ED trials
- Treatment goal is to improve DESIRE and reduce associated distress—not necessarily increase the frequency of satisfying events
  - SSE is a DOWNSTREAM behavior separate from emotion of desire with many potential confounds (e.g. partner not available, interruptions from others, menstrual cycle etc.
- Higher number of SSEs at baseline was actually correlated with increase in distress in the study population amag PHARMACEUTICALS

[1] FDA workshop October 2014

105

WOMEN'S HEALTH: BREMELANOTIDE

Responder Analysis – Global Assessment Questionnaire

Q: Compared with the start of the study (prior to taking the study drug), to what degree do you think you benefitted from taking the study drug?

Very Much Worse	Much Worse	Worse	No Change	Better	Much Better	Very Much Better
1	2	3	4	**5**	**6**	**7**

Women taking bremelanotide reported significantly more benefit from treatment compared with those taking placebo

Percent Responders Defined by a Score of ≥5 on Question #3 of the Global Assessment Questionnaire


Percent Responders in GAQ #3
70.
60.
50.
40.
30.
20.
10.
0.
* P<0.0001
36.1
58.3*
35.5
58.2*
Study 301
Study 302
Placebo
Bremelanotide 1.75 mg

106

107 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

Event Nausea Flushing Headache Bremelanotide 301 n (%) Placebo n=319 BMT n=324 8 (2.5) 138 (42.6) 2 (0.6) 85 (26.2) 8 (2.5) 32 (9.9) Bremelanotide 302 n (%) Placebo n=301 BMT=303 0 112 (37) 1 (0.3) 42 (14.2) 5 (1.7) 37 (12.2) 108 Favorable Overall Safety Profile in Phase 3 Controlled Studies ▪ Most common AEs were nausea, flushing and headache ▪ Vast majority of AEs were mild-to-moderate in severity ▪ Only two treatment related SAEs ‒ Both occurred in one subject (nausea/vomiting) Most Common Adverse Events (AEs) in >2% of Subjects W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

109 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

2016 2017 2018 2019 110 Estimated Timeline to Approval ▪ Targeted FDA approval ▪ Phase 3 studies completed ▪ Complete drug-drug interaction and safety pharmacology studies ▪ NDA submission W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

111 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

WOMEN'S HEALTH: BREMELANOTIDE

Significant Market Opportunity


Potential Initial
Patient Population
15M U.S.
Women with HSDD[3]
Post-menopausal
women
with HSDD
4.8M[1]
5.8M[2]
4.4M
Pre-menopausal
women with HSDD
(not primary symptom)
Pre-menopausal
women with HSDD
(primary symptom)
Treated (Rx)
0.5M[4]
Presented
to HCP, but
not treated
1.6M[1,2,4]
Not
diagnosed
3.7M

[1] Rosen et al, Characteristics of premenopausal and postmenopausal women with acquired, generalized HSDD: the HSDD Registry for women
[2] Patient segmentation market research sponsored by Palatin Technologies, Inc. and conducted by the Burke Institute, September 2016.
[3] Survey data from Shifren (2008); 2014 U.S. census data.
[4] Dectiva market research report (HSDD registry)

amag

112

113 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

WOMEN'S HEALTH: BREMELANOTIDE

2017 Readiness Strategy in Preparation for Early 2019 Launch

Shape the Product

- Obtain stakeholder insights (HCPs, consumers, payers)
- Develop branded campaign and key messages
- Finalize packaging and branding elements
- Ensure supply chain readiness
- Develop tradename and obtain FDA approval

Prepare the Market

- Develop and launch HCP and consumer condition awareness campaign
- Develop and implement congress plan

Prepare the Company

- Leverage existing AMAG commercial and medical affairs teams
- Develop integrated cross functional brand plans
- Ensure appropriate resource allocation and budget





amag PHARMACEUTICALS

114

WOMEN'S HEALTH: BREMELANOTIDE

Develop Marketing Strategy Based on Patient Segmentation Research[1]



Missing Connection

- Miss the intimate connection they had with their spouse/ partner and the way they used to feel about sex/sexual desire.



Passive Skeptics

- Bleak outlook and rarely see their doctor or take a proactive approach to their (sexual) health. Do not feel that HSDD applies to them.


37%
26%
10%
27%



Stressed Avoiders

- Too busy to get busy. Marked by stress and being overwhelmed by daily activities with a need for more 'me' time.



Lifestage Evolution

- Low sexual desire is simply the result of getting older and natural physiological changes.

amag PHARMACEUTICALS

[1] Burke Institute Market Research conducted August 2016 among 751 premenopausal women with low desire and associated distress in a stable relationship for a minimum of 6 months.

115

116 Bremelanotide Agenda  Disease Overview and Need  Mechanism of Action (MOA)  Phase 3 Clinical Overview  Co-primary Endpoints Met  Key Safety Data  Regulatory Path and Timeline  Significant Market Opportunity  Launch Readiness Strategy  Recent ACOG Initiatives W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

117 Fostering HSDD Disease Awareness and Education HSDD Booth HCP HSDD Diagnostic Screener Kit W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

118 Fostering HSDD Disease Awareness and Education HSDD Booth HCP HSDD Diagnostic Screener Kit W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

WOMEN'S HEALTH: BREMELANOTIDE

Significant Interest in HSDD

Everything You Wanted to Know But Were Afraid to Ask


LET'S TALK ABOUT female SEXual dysfunction
A multifactorial medical condition with a major impact[1-5]
Come visit
ACOG BOOTH 1550
– Enter to win a daily drawing!
– Pick up a complimentary FSD/HSDD diagnostic toolkit
Don't miss the
PRODUCT THEATER RECEPTION
Sunday, May 7, 2017, 5:15 PM
Location: XXX at the ACOG Annual Meeting
SEE MORE TO THE STORY ON BACK >>>

Product Theater at ACOG

"Sexual Desire: Everything You Always Wanted to Know But Were Afraid to Ask"

- **Objective:** A focused, interactive forum to gather and discuss issues on HSDD
- **Attendees:** 120 attended
- **Speakers and Discussions:**
  - Dr. Sharon Parrish - *Patient/physician perception of associated distress with HSDD*
  - Dr. Sheryl Kingsberg – *"From Dialogue to Diagnosis"*
  - Dr. James Simon – *Neurobiology of Sexual Desire*

amag PHARMACEUTICALS

119

 Met co-primary, pre-specified endpoints on desire and distress – Both key symptoms of HSDD – Responder analysis shows results are clinically meaningful to patients  Consistent efficacy across multiple domains of sexual functioning  Favorable safety profile  On track for NDA submission Q1-2018  Large market opportunity  Significant HSDD education and awareness campaign taking place prior to potential launch in early 2019 to ensure successful launch 120 In Summary: Significant Opportunity in Area of High Unmet Need W O M E N ’ S H E A L T H : B R E M E L A N O T I D E

121 Q&A with External Experts Risa Kagan, MD, FACOG, CCD, NCMP • Clinical Professor in the Department of Obstetrics, Gynecology, and Reproductive Sciences, University of California, San Francisco • Practicing gynecologist with the East Bay Physicians Medical Group, Sutter Medical Foundation Fernand Labrie, MD, PhD • Chief Executive Officer and Founder of EndoceuticsTM • Emeritus Professor, Laval University James Simon, MD, CCD, NCMP, IF, FACOG • Clinical Professor of Obstetrics and Gynecology, George Washington University • Medical Director, Women’s Health & Research Consultants® • Current President-elect of The International Society for the Study of Women’s Sexual Health (ISSWSH)

Financial Overview Ted Myles Chief Financial Officer

123 Agenda  AMAG Evolution  Capital Allocation  Business Development

124 1 Non-GAAP CBR revenue includes purchase accounting adjustments related to CBR deferred revenue of $19M and $17M for 2015 and 2016, respectively. A Transformed, Diversified, and Growing Revenue Profile 20161 Total Revenue $549M 20151 Total Revenue $437M 2014 Total Revenue $124M 2013 Total Revenue $81M Feraheme Feraheme Feraheme Makena Makena CBR AMAG’s transition from one to multiple products has improved its ability to generate cash flow Feraheme Makena CBR

New Assets will be Key Driver of Growth Beyond 2017

2017[1]
Total Non-GAAP Revenue Guidance
$630M-$690M


Makena
CBR
Feraheme
Intrarosa

Midpoints:
- $660M Revenue[1]
- $235M Adjusted EBITDA[1]

Increased Investment:
2017 Plan

- **Capital efficient licensing transactions:** expand portfolio to add long-lived assets
- **Research & Development:** ~$100M investment, including women's health
- **Sales & Marketing:** significant investment, primarily for the Intrarosa launch

To build a franchise based on long-lived assets, AMAG is investing its EBITDA from operations into its products amag PHARMACEUTICALS

[1] See slide 143 for a reconciliation of 2017 financial guidance.
[2] Revenue includes purchase accounting adjustments related to CBR deferred revenue.

125

126 Agenda  AMAG Evolution  Capital Allocation  Business Development

127 Consistent Capital Allocation Principles Focus on Shareholder Returns 3  Strong cash position allows us to pursue our strategy, even in challenging markets  Full commitment to value-creating opportunities that we choose to pursue: organic or external  Key criterion in making investment decisions Conviction to Investments 2 Liquidity 1

128 1 Pro forma as of 12/31/17, debt balance assumes $20M from over-allotment option. 2 Approximates weighted average interest rate. 3 Reflects mid-point of financial guidance range. See slide 143 for a reconciliation of 2017 financial guidance. Revised Liability Profile to Align with Business Strategy BEFORE – Early Maturing Debt Profile Key Items Totals Before Cash1: $500M Outstanding debt balance1: $1,028M Interest rate2: 5.9% Total annual interest cost: $60M Projected adjusted EBITDA3: $235M Leverage: 4.4x Capital Structure $18 $18 $218 $18 $258 $500 2017 2018 2019 2020 2021 2022 2023 Debt Payments $M

129 Revised Liability Profile to Align with Business Strategy AFTER – Extended Debt Maturity Profile Key Items Totals Before Totals After Cash1: $500M $321M Outstanding debt balance1: $1,028M $861M Interest rate2: 5.9% 5.9% Total annual interest cost: $60M $50.8M Projected adjusted EBITDA3: $235M $235M Leverage: 4.4x 3.7x Capital Structure Debt Payments $M $41 $320 $500 2017 2018 2019 2020 2021 2022 2023 1 Pro forma as of 12/31/17, debt balance assumes $20M from over-allotment option. 2 Approximates weighted average interest rate. 3 Reflects mid-point of financial guidance range. See slide 143 for a reconciliation of 2017 financial guidance.

$0 $500 $1,000 2017 2018 2019 2020 130 Investing Today in Women’s Health Supports Long-term1 Growth 2018 represents near-term period of investment while company continues to generate positive EBITDA Revenue EBITDA ($M) 1 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook.

131 Several “Events” on the Path to Growth 20171 Total Non-GAAP Revenue $630M-$690M Feraheme Makena CBR Intrarosa Estimated 20202 Revenue Outlook $1B+ Feraheme Makena CBR Intrarosa Bremelanotide Multiple events on the path to growth. AMAG a much stronger company with a sustainable portfolio, plus BD… Multiple Drivers Bremelanotide IDA (non-CKD) Makena subcutaneous auto-injector 1 See slide 143 for a reconciliation of 2017 financial guidance. 2 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook.

132 Agenda  AMAG Evolution  Capital Allocation  Business Development

133 $0M $500M $1,000M 2017 2020 Makena Feraheme & CBR Intrarosa Bremelanotide Additional Business Development Business Development is an Important Component of Our Long-Term Growth Strategy1 1 Represents estimates through 2020. See slide 3 - Cautionary Disclosure Regarding AMAG’s Long-Term Outlook.

134 Building Our Portfolio: Consistent Search and Evaluation Criteria  Core therapeutic areas (TAs) (maternal health, hem/onc & select hospital)  Adjacent TAs (women’s health, nephrology) Therapeutic Criteria  Differentiated & durable  Stage of development  Cash payback period and IRR Financial Criteria  Physician relationships  Commercial execution skills  Consumer / digital platform Leverage Core Capabilities

135 AMAG’s Product Portfolio Extends Across the Continuum of Care in Women’s Health AMAG in 2016 Decision to Get Pregnant • Contraception • Prenatal Vitamins • Infertility Maternal Health • Preterm Birth • Placenta Disorders • Labor Induction • Preeclampsia •Maternal Vitamins Bremelanotide Intrarosa Birth / Post Birth • Umbilical cord dermatitis • Postpartum Hemorrhage • Postpartum depression • Nutrition Women’s Wellness • Endometriosis • Human papillomavirus • Female sexual dysfunction • Vaginal/Yeast infections • Contraception Post Menopausal • Hot flashes • Vulvar and vaginal atrophy • Female sexual dysfunction • Osteoporosis

 Balance sheet maturities now align with portfolio  Strong cash balance supportive of additional business development  Positive EBITDA and strong cash flow generation from current products enables investment in future products 136 Financial Profile Strengthened to Support Evolving Business Model I N S U M M A R Y

Q&A

Closing Remarks Bill Heiden AMAG President & Chief Executive Officer

AMAG Portfolio: Multiple Value Drivers

Milestone	2017				2018			
MAKENA AUTO-INJECTOR PROGRAM	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Topline PK data	✓							
sNDA submission		✓						
Expected FDA action and commercial launch				●				
FERAHEME IDA LABEL EXPANSION	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Enrollment completed	✓							
Topline data		✓						
sNDA submission			●					
Expected FDA action and commercial launch						●		
INTRAROSA	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Commercial launch in dyspareunia			●					
Initiate Phase 3 female sexual dysfunction study				●				
BREMELANOTIDE	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
NDA submission					●			
Expected FDA action and commercial launch								●
VELO – SEVERE PREECLAMPSIA								
Initiate Phase 2b/3a study		●						

amag PHARMACEUTICALS
139

140 Revenue Potential of >$1 Billion by 2020  Revenue >$900 M  More durable assets with growth potential  Leverage drug development capabilities  Revenue >$1 billion  More durable assets with growth potential  Leverage commercialization and drug development capabilities Goals 3 years out Bremelanotide  Makena Recent Transactions  Intrarosa  Bremelanotide  Feraheme  CBR Business Development  Plan to maximize franchise  Realistic expectations – with upside  Differentiated products  Large market opportunities  Expect material positive impact on revenues  Label expansion: 2X market  Clear growth plans – long runway  Clear criteria, disciplined approach

AMAG Analyst Day Thank you for coming! May 24, 2017

Appendix

143 Reconciliation of GAAP to Non-GAAP 2017 Financial Guidance 2017 Financial Guidance ($M) Updated GAAP net income ($88) – ($44) Adjustments: Interest expense, net 71 Provision for income tax expense (benefit) (55) – (26) Operating income (loss) ($72) – $1 Purchase accounting adjustments related to CBR deferred revenue 6 Depreciation & intangible asset amortization 127 Non-cash inventory step-up adjustments 2 Stock-based compensation 27 Adjustments to contingent consideration 5 Acquired IPR&D1 115 – 92 Non-GAAP adjusted EBITDA $210 - $260 1 The low end of the updated financial guidance range assumes higher Acquired IPR&D expense depending on final transaction accounting treatment for Endoceutics license transaction that closed April 3, 2017.

AMAG Analyst Day Thank you for coming! May 24, 2017